EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF CYBERONICS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
     Reese S. Terry, Jr., the Interim Chief Executive Officer of Cyberonics, Inc. (the Company), and John A. Riccardi, the Interim Chief Financial Officer of the Company each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (a) the Company’s Annual Report on Form 10-K for the fiscal year ended April 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (b) the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.
Date: January 5, 2007

/s/ REESE S. TERRY, JR.
Reese S. Terry, Jr.
Interim Chief Executive Officer (Principal Executive Officer)

/s/ JOHN A. RICCARDI
John A. Riccardi
Interim Chief Financial Officer (Principal Financial Officer)